UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)

GLG INVESTMENT SERIES TRUST

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

SEC 1913 (04-04)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
SPECIAL MEETING OF SHAREHOLDERS
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES
OTHER MATTERS AND ADDITIONAL INFORMATION
APPENDIX A
APPENDIX B
FORM OF PROXY
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED GLG INVESTMENT SERIES TRUST

GLG INVESTMENT SERIES TRUST
GLG International Small Cap Fund
(the “Fund”)
c/o GLG Inc.
390 Park Avenue, 20th Floor
New York, NY 10022
NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
To be held on July 20, 2011
Dear Shareholder:
          A Special Meeting (the “Meeting”) of shareholders (“Shareholders”) of GLG Investment Series Trust (the “Trust”) will be held on July 20, 2011, at 12:30 p.m. (Eastern time) at the offices of Man Investments Inc., One Rockefeller Plaza, 16th floor, New York, New York 10020.
          The Meeting is called for the following purposes:
(1)	to elect three persons to serve as members of the Board of Trustees of the Trust (the “Proposal”); and

(2)	to transact such other business as may properly come before the Meeting and any adjournment thereof.
          The Proposal is discussed in greater detail in the accompanying Proxy Statement.
          You may vote at the Meeting if you are a Shareholder of record of the Trust as of the close of business on June 13, 2011. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting you may obtain directions by calling (877) 593-0323. Shareholders who do not expect to attend the Meeting are urged to mark, sign, date and return a proxy card as soon as possible in the enclosed postage-paid envelope. Executed and returned proxy ballots that are unmarked will be counted in determining whether a quorum is present and will be voted: “For” each Board nominee and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or any adjournment thereof.
          The Proxy Statement accompanying this Notice is also available along with the proxy card and any other proxy materials at https://www.maninvestments.com/sites/us/ind-guest/us-proxy.html.
          The Trust will furnish a copy of the Fund’s first annual report, which is expected to be available at the end of July 2011, to Shareholders upon request. Please call your financial representative or (877) 593-0323 to request a copy.

          If you have any questions, please call your client representative or call the Trust at (877) 593-0323.
By Order of the Board of Trustees,
Orly Lax
Secretary
GLG Investment Series Trust
          Each Shareholder’s vote is important. The Meeting will have to be adjourned without conducting any business if less than a quorum is represented. In that event, the Trust would continue to solicit votes in an attempt to achieve a quorum.
Your vote could be critical to enable the Trust to hold the Meeting as scheduled, so please mark, sign, date and return your proxy card as soon as possible in the enclosed postage-paid envelope.

GLG INVESTMENT SERIES TRUST
(the “Trust”)
GLG International Small Cap Fund
(the “Fund”)
c/o GLG Inc.
390 Park Avenue, 20th Floor
New York, NY 10016
Telephone: (877) 593-0323
SPECIAL MEETING OF SHAREHOLDERS
To Be Held on July 20, 2011
PROXY STATEMENT
          This Proxy Statement is being furnished to shareholders (“Shareholders”) of GLG Investment Series Trust (the “Trust”) by the Board of Trustees of the Trust (the “Board”). The Board is requesting your proxy for use at a Special Meeting of Shareholders (the “Meeting”) to be held at the offices of Man Investments Inc., One Rockefeller Plaza, 16th floor, New York, New York 10020, on July 20, 2011, beginning at 12:30 p.m. (Eastern time). Your proxy may also be voted at any adjournment of the Meeting. This Proxy Statement and the Form of Proxy are being sent to Shareholders on June 20, 2011.
          In addition to soliciting proxies by mail, officers of the Trust and officers and employees of the Trust’s investment adviser, GLG, Inc. (“GLG”) and the Trust’s administrator, The Bank of New York Mellon, may solicit proxies by telephone, facsimile or in person, without special compensation. GLG will bear the expenses of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures.
          At the Meeting, Shareholders will vote on a proposal to elect three persons to serve as members of the Board (the “Proposal”). The close of business on June 13, 2011 has been fixed as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournment.
          If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your shares in the Fund (“Shares”), which is currently the only series of the Trust will be voted in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, executed and returned proxy cards will be voted “For” each Board nominee and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or any adjournment thereof.
          If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose an adjournment of the Meeting to permit further solicitation of proxies. The Meeting may be adjourned, without additional notice to Shareholders, by action of a majority of Shareholders present at the Meeting in person or by proxy and entitled to vote. Under the Trust’s By-Laws, the presence in person or by proxy of Shareholders holding forty percent (40%) of the total number of Shares eligible to vote on the Proposal, as of the Record Date, will constitute a quorum at the Meeting.
          All Shareholders of the Trust who own Shares as of the close of business on the “Record Date” are entitled to vote on the Proposal. Each full Share will be entitled to one vote at the Special Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the following numbers of shares of beneficial interest were outstanding and entitled to be voted:

Number of shares of beneficial interest
outstanding and entitled to be voted
GLG International Small Cap Fund	11,964,386.924
          This Proxy Statement is first being mailed to Shareholders on or about June 20, 2011.
          The Fund’s first annual report to Shareholders will not be available until the end of July 2011 and will be available at that time, upon request, without charge, by contacting the Fund at (877) 593-0323 or at GLG Investment Series Trust, P.O. Box 13793, Denver, Colorado 80201.
Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Shareholders To Be Held on July 20, 2011
     The following materials and information relating to this Proxy Statement are available at https://www.maninvestments.com/sites/us/ind-guest/us-proxy.html:
•	this Proxy Statement;

•	the accompanying Notice of Special Meeting of Shareholders;

•	information on how to obtain directions to attend the meeting in person;

•	proxy cards and any other proxy materials.

Proposal
Election of Trustees
          At the Meeting, Shareholders will vote on three nominees to serve as Trustees. The nominees include John B. Rowsell, Marvin L. Damsma and Dale M. Hanson. If elected to the Board, each of Messrs. Damsma and Hanson would not be an “interested person” (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (an “Independent Trustee”). Mr. Rowsell is an “interested person,” as defined by the 1940 Act, of the Trust. Messrs. Damsma and Hanson currently do not serve as Trustees of the Trust, while Mr. Rowsell does currently serve as a Trustee. Mr. Rowsell is being presented for election by Shareholders at this Meeting to allow Shareholders the opportunity to vote on his Board membership to help reduce the need for a meeting of Shareholders in the event of a future need to fill a vacancy as the 1940 Act requires that at least two-thirds of the Trustees need to have been elected by Shareholders to fill such vacancy without a Shareholder meeting. The current Independent Trustees of the Trust are Gregory E. Barton, Aniello A. Bianco and J. David Officer. These Trustees are not being presented for election by Shareholders because they were elected by the Trust’s sole shareholder at the Trust’s initial meeting.
          The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of each nominee to serve as a Trustee. All individuals have consented to stand for election and to serve if elected. If elected, each nominee will serve for a term of indefinite duration until his or her successor is elected and qualified, or his or her earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the presently serving Trustees.
          Information regarding the nominees, including brief biographical information, as well as the current Trustees of the Trust, are set forth below.

Position(s)
Held/To Be
Held with
Name,	Trust and	Principal	Other Directorships	Number of Portfolios,
Address[1]	Length of	Occupation(s) During	Held by Trustee or	including Trust, in Fund
and Age	Service	the Past 5 Years	Trustee Nominee	Complex[3] Overseen
Nominee for Interested Trustee

John B. Rowsell [2] (Age 53)	Trustee; Chairman of the Board; Chief Executive Officer of the Trust (since May 2011)	President of Man Investments USA Holdings Inc.	Man Long Short Fund	2

	Position(s)
	Held/To Be
	Held with
Name,	Trust and	Principal	Other Directorships	Number of Portfolios,
Address[1]	Length of	Occupation(s) During	Held by Trustee or	including Trust, in Fund
and Age	Service	the Past 5 Years	Trustee Nominee	Complex[3] Overseen
Independent Trustees
Gregory E. Barton (Age 49)	Trustee (since July 2010)	Executive Vice President/General Counsel/Secretary, TheStreet.com; General Counsel/Secretary, Martha Stewart Living Omnimedia, Inc.; Executive Vice President/General Counsel/Secretary, Ziff Davis Media Inc	Wisdom Tree Trust	1

Aniello A. Bianco (Age 71)	Trustee (since July 2010)	Owner, Bianco Consulting LLC; Vice President, Hildebrandt International (consultancy); Management Committee Advisor/Managing Director, Chadbourne & Parke LLP	GLG investments PLC Cytogel Pharma LLC	1

J. David Officer (Age 62)	Trustee (since July 2010)	COO/Vice Chair/Director, The Dreyfus Corporation; President/Director, MBSC Securities Corporation; President/Director, Dreyfus Service Corporation; Chairman of Board of Managers/President/C EO, Founders Asset Management; Manager of Board of Managers/President, MBSC, LLC; Chairman/Director, Dreyfus Transfer, Inc.; Director/Vice President, Dreyfus Service Organization, Inc.; Director, Seven Six Seven Agency, Inc;	DBX ETF Trust Dreyfus Transfer, Inc. Dreyfus Service Organization, Inc. Seven Six Seven Agency, Inc. Mellon Residential Funding Corp. Mellon United National Bank Dreyfus Fund International Limited	1

	Position(s)
	Held/To Be
	Held with
Name,	Trust and	Principal	Other Directorships	Number of Portfolios,
Address[1]	Length of	Occupation(s) During	Held by Trustee or	including Trust, in Fund
and Age	Service	the Past 5 Years	Trustee Nominee	Complex[3] Overseen
		Director, Mellon Residential Funding Corp.; Executive Vice President, Mellon Bank, N.A., BNY Mellon, N.A., The Bank of New York Mellon; Chairman, Laurel Capital Advisors; CEO, SM ARIA; Director, Mellon United National Bank; Manager, BNY Mellon Investment Office GP LLC; President, The Dreyfus Family of Funds; Vice President, BNY Mellon Funds Trust; Chairman/President/C EO, Mellon Institutional Funds Investment Trust; Chairman/President/C EO, Mellon Institutional Funds Master Portfolio; Chairman/President/C EO, Mellon Optima L/S Strategy Fund LLC; President, Dreyfus Funds, Inc.; President/Principal Executive Officer, Dreyfus Founders Funds, Inc.; Director, Dreyfus Fund International Limited

Nominees for Independent Trustees
Marvin Damsma (Age 63)	Trustee Nominee	Director of Trust Investments, BP America Inc. (retired since March 2008)	Man Long Short Fund	1

Dale M. Hanson (Age 68)	Trustee Nominee	Principal/partner of American Partners Consulting (marketing organization)	Man Long Short Fund	1

1	The address of each Trustee and nominee for Trustee is c/o GLG Inc., 390 Park Avenue, 20th Floor, New York, New York 10022.

2	Mr. Rowsell is an “interested person” (as defined by the 1940 Act) of the Trust (“Interested Trustee”) because of his employment and officer position with GLG’s parent company, Man Investments USA Holdings Inc.

3	The Fund Complex includes another registered investment company advised by GLG’s parent. It is anticipated that the current Independent Trustees will become trustees of this other registered investment company as of July 1, 2011. Mr. Rowsell is already a Trustee of that registered investment company.
Additional Information about the Trustee Nominees.
               The Trustees believe that each Trustee nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees and Trustee nominees lead to the conclusion that the Trustee nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board. Mr. Rowsell, the chief executive officer of the Trust and president of Man Investments USA Holdings Inc., serves as chairman of the Board of Trustees (the “Chairman”). Although he is an Interested Trustee, the Board believes that by having the Trust’s chief executive officer serve as Chairman, it can more effectively conduct the regular business of the Trust and that through its regularly-scheduled executive sessions, the Independent Trustees have an adequate opportunity to serve as an independent, effective check on management to protect shareholders’ interests. Furthermore, the Board’s Audit and Nominating Committees, which are comprised exclusively of Independent Trustees, perform critical functions for the Trust’s governance and operations. Although the Trust does not have a “lead” Independent Trustee, the Board believes that adequate independent leadership is present given the relatively small size of the Board (at least 75% of which is represented by Independent Trustees) and that each of the Board’s critical committees (Audit and Nominating) is chaired by an Independent Trustee.
               Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional backgrounds. Thus, the Nominating Committee and the Board accords particular weight to the individual professional background of each nominee, as set forth in their biographies included in the table above. In considering the nominees for election by Shareholders, the Nominating Committee and the Board took into account a variety of factors, including each nominee’s professional background and experience. In addition, the Board considered that each Trustee nominee also serves as a trustee of an affiliated 1940 Act registered fund. In this regard, the Board accords weight to the efficiencies associated with maintaining a common directorship for funds managed by affiliated companies. They also took into account the good rapport among the Trustee nominees, as they have worked together on the board of the other affiliated fund, as well as the relatively small size of the Board. The Independent Trustees also considered that Mr. Rowsell is not an Independent Trustee, but recognized that he is a president of GLG’s parent, and, as such, helps foster the Board’s direct access to information regarding GLG, which is the Trust’s most significant service provider.
               In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee nominee: Mr. Rowsell’s business and financial experience (gained as president of Man Investments USA Holdings Inc.); Mr. Damsma’s over 25 years of experience in the pension and retirement fund industry; and Mr. Hanson’s extensive experience in private equity and state retirement systems.
               Set forth below is the name and certain biographical and other information for the Trust’s executive officers who are not Trustees:

Name,
Address[1]	Position(s) Held
and Age	with Trust[2]	Term of Office	Principal Occupation(s) During the Past 5 Years
Nadine Le Gall (Age 40)	Chief Compliance Officer	Since July 2010	Chief Compliance Officer, GLG Inc.; Chief Compliance Officer, Zwirn Financial Services, LLC; Managing Director/Deputy Chief Compliance Officer, D.B. Zwirn & Co., L.P.; Corporate Secretary/Designated Supervisory Principal, Pequot Financial Services, Inc.; Vice President/Senior Compliance Officer, Pequot Capital Management, Inc.

Jordan Allen (Age 48)	Chief Financial Officer	Since May 2011	Head of Business Management and Chief Operating Officer of the Principal Strategy Group, Ore Hill Partners LLC; President and Partner; HFR Asset Management, LLC

Orly Lax (Age 36)	Secretary and Chief Legal Officer	Since May 2011	Head of U.S. and Product Legal teams, Man Investments USA Holdings Inc.

1	The address of each executive officer of the Trust is c/o GLG Inc., 390 Park Avenue, 20th Floor, New York, New York 10022.
               Board Meetings and Committees.
               The Board currently has an Audit Committee and a Nominating Committee. The Board has adopted a written charter for each of the Audit Committee and the Nominating Committee. The Trust does not provide these Committee charters on a website, but a copy of each Committee’s charter is included as Appendix A and Appendix B, respectively, to this Proxy Statement.
               The function of the Audit Committee is to (i) to approve, and recommend to the full Board for its approval, the selection and appointment of the independent registered public accounting firm to be retained by the Trust each fiscal year; (ii) to meet with the Trust’s independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the independent registered public accounting firm for audit and non-audit services; (iv) to oversee the Trust’s risk management processes by, among other things, meeting with the Trust’s auditors and overseeing the Trust’s disclosure controls and procedures (including the Trust’s internal controls over financial reporting); and (v) to report to the full Board on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee currently is comprised of each of the Independent Trustees. The Board oversees the Trust’s risk management processes primarily through the functions performed by the Audit Committee, as described above.
               During the fiscal year ended May 31, 2011, the Board held two (2) regular meetings and one (1) special meeting; the Audit Committee held one (1) regular meeting; and the Nominating Committee held one (1) special meeting.

               During the fiscal year ended May 31, 2011, each Independent Trustee then serving attended all of the meetings of the Board of the Audit Committee and the Nominating Committee.
               The Trust does not yet have audited financial statements for its first fiscal period of operations ended May 31, 2011. As a result, the Audit Committee has not yet met with and held discussions with Trust management and Ernst & Young LLP, the Trust’s independent registered accounting firm, about the Trust’s audited financials statements. The Audit Committee is expected to meet to discuss the Trust’s audited financials statements following the Meeting.
               The Nominating Committee, the principal purpose of which is to recommend and select nominees for election as Independent Trustees, is currently comprised of all of the Independent Trustees. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee considers relevant factors, including, but not limited to: (i) whether the nominee is qualified to serve as a Trustee; (ii) whether the nominee has any relationships that might impair his or her service on the Board; (iii) whether the nominee is able to commit the time necessary for the performance of the duties and responsibilities of a Trustee; (iv) what contribution the nominee can make to the Board and the Trust, considering the nominee’s experience, education and other factors deemed relevant by the Nominating Committee; and (v) the nominee’s character and integrity. The Nominating Committee will consider nominees recommended by Shareholders in written requests addressed to the attention of the Nominating Committee in care of the Trust and which include biographical data regarding the proposed nominee and set forth the qualifications of the proposed nominee. nominees recommended by Shareholder will be evaluated based on the previously identified criteria. At its meeting held in May 2011, the Nominating Committee unanimously nominated and recommended the Board nominate each of the Trustee nominees for election.
               Interested parties should communicate with the Trustees according to the following procedures established by the Trust for Shareholder communication with the Board: any communications intended for the Board should be sent to the Trust at the Trust’s address and any such communication will be forwarded to the Board (or applicable Board member) or disclosed to the Board (or applicable Board member) at its next regular meeting.
               The Board has adopted a policy that encourages all Trustees, to the extent reasonable and practicable, to attend any meetings of Shareholders in person.
               Trustee Compensation.
               The following table shows compensation paid to the Trustees by the Trust for the 2011 fiscal year. No compensation is paid by the Trust to Interested Trustees or officers of the Trust, who are all members, officers or employees of GLG or its affiliates.

		Total Compensation
	Aggregate	from Trust and Fund
Name of Person,	Compensation from	Complex[2]
Position	Fund[1]	Paid to Trustees
Gregory E. Barton, Trustee	$6,000	$6,000

Aniello A. Bianco Trustee	$6,000	$6,000

J. David Officer, Trustee	$6,000	$6,000

John B. Rowsell, Interested Trustee	$0	$0

1	Compensation shown is from the Board’s initial meeting on July 21, 2010 to the end of the 2011 fiscal year.

2	It is anticipated that the current Independent Trustees will oversee another registered investment company advised by GLG’s parent as of July 1, 2011. The Interested Trustee is currently a trustee of that registered investment company in the Fund Complex.
               Currently, the Independent Trustees are each paid an annual retainer of $8,000, and are reimbursed by the Trust for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Trust. The Board does not have a Compensation Committee.
               Trustee/Nominee Ownership of Fund Shares.
               The following table sets forth, as of the Record Date, with respect to each nominee and Trustee, certain information regarding the beneficial ownership of equity securities of the Trust.

Aggregate Dollar
Range of Equity
Securities of All
Funds Overseen or
to be Overseen by
	Amount of Shares	Nominee in Fund
Name of Nominee or Trustee	Owned in the Trust	Complex[1]
John B. Rowsell	None	None

Marvin L. Damsma	None	None

Dale M. Hanson	None	None

Gregory E. Barton	None	None

Aniello A. Bianco	None	None

J. David Officer	None	None

1	The Fund Complex includes another registered investment company advised by GLG’s parent.

               As of the Record Date, the Independent Trustees and each Trustee nominee, and the immediate family members of such individuals, did not beneficially own, or own of record, securities in GLG or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with GLG.
               As of the Record Date, to the best knowledge of the Trust, the following persons beneficially owned 5% or more of the outstanding shares of the Fund as indicated in the table below:

Name and
	Address of	Amount of Shares
	Beneficial Owner	Owned	Percent of Ownership
GLG International	Genworth Financial Trust	11,749,284.394	98.2%
Small Cap Fund	Company f/b/o Genworth
Financial Wealth Management,
Inc., f/b/o their joint clients

3200 N. Central Ave, 7th Floor,
Phoenix, AZ 85012
               Independent Registered Public Accounting Firm.
               Ernst & Young was appointed by the Audit Committee and unanimously approved by the Board, including each of the Independent Trustees, at a meeting held on July 21, 2010, to serve as the independent registered public accounting firm for the Trust for the fiscal year ended May 31, 2011, and has served in such capacity since the Trust’s inception. A representative of Ernst & Young is expected to attend the Meeting and may make a statement at the Meeting if he/she wishes.
               Audit Fees.
               The aggregate fee billed for professional services rendered by Ernst & Young for the audit of the Trust’s annual financial statements for the fiscal year ended May 31, 2011 was $40,000.

               Audit-Related Fees.
               The aggregate fee billed by Ernst & Young for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for the fiscal year ended May 31, 2011 was $4,000.
               Tax Fees.
               The aggregate fee billed by Ernst & Young for services rendered with respect to tax compliance, tax advice and tax planning for the fiscal year ended May 31, 2011 was $7,000.
               All Other Fees.
               There were no fees billed to the Trust in the last fiscal year for products and services provided by Ernst & Young other than the services reported above.
               Non-Audit Fees.
               There were no non-audit fees billed by Ernst & Young for services rendered to GLG or any entity controlling, controlled by or under common control with GLG that provides ongoing services to the Trust (collectively, “Service Affiliates”) for the fiscal year ended May 31, 2011.
               To the extent required by applicable law, the Audit Committee pre-approves: (i) all audit and non-audit services that Ernst & Young provides to the Trust, and (ii) all non-audit services that Ernst & Young provides to Service Affiliates, if the engagement relates directly to the operations and financial reporting of the Trust; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.
               There were no fees billed by Ernst & Young to either the Trust or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the last fiscal year of the Trust. There were no fees billed by Ernst & Young to Service Affiliates for the last fiscal year of the Trust that required pre-approval by the Trust’s Audit Committee.
               In connection with selecting Ernst & Young to serve as the independent registered public accounting firm for the Trust, the Audit Committee considered whether the provision of other services to Service Affiliates that were not pre-approved by the Audit Committee was compatible with maintaining Ernst & Young’s independence and concluded that it was compatible.
               Administrator.
               The Trust’s Administrator, The Bank of New York Mellon (the “Administrator”), is located at One Wall Street, New York, New York 10286. The Administrator provides various administrative and accounting services necessary for the operations of the Trust and the Fund.

               Distributor.
               ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the principal underwriter and exclusive agent for distribution of the Fund’s shares.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” EACH OF THE NOMINEES
               Required Vote.
               Those candidates receiving a plurality of the votes cast at any meeting of Shareholders, at which a quorum is present, shall be elected as Trustees.
               Revocation of Proxies and Abstentions.
               A Shareholder giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Trust a written notice of revocation; (ii) submitting to the Trust a subsequently executed proxy in writing or electronically; (iii) attending the Meeting and voting in person; or (iv) notifying the Trust of the revocation by a toll-free telephone call at (877) 593-0323.
               If a proxy (i) is properly executed and returned accompanied by instructions to withhold authority to vote, (ii) represents a nominee “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) or (iii) is marked with an abstention (collectively, “abstentions”), the Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.
               Quorum Requirements.
               A quorum of Shareholders is necessary to hold a valid meeting. If Shareholders holding Shares in the Trust representing forty percent (40%) of the total number of Shares eligible to vote on the Proposal, as of the Record Date, are present in person or by proxy at the Meeting, a quorum will exist.
               Adjournments.
               If a quorum is not present at the Meeting, the persons named as proxies may seek one or more adjournments of the Meeting to permit further solicitation of proxies. If a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to propose an adjournment in such event, the following factors may be considered: the percentage of votes actually cast, the percentage of votes for which authority was withheld, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the Shares that are represented at the Meeting in person or by proxy. If a quorum is present and an adjournment proposed, the persons named as proxies will vote those proxies which they are entitled to vote “For” the Proposal in favor of such adjournment. At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.
OTHER MATTERS AND ADDITIONAL INFORMATION
               Other Business at the Meeting.
               The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.
               Future Shareholder Proposals.
               Pursuant to rules adopted by the SEC under the 1934 Act, Shareholders may request inclusion in the Trust’s proxy statement for meetings of Shareholders certain proposals for action which they intend to introduce at such meeting. Any Shareholder proposals for inclusion in the Trust’s proxy statement for the next meeting of Shareholders must be presented within a reasonable time before the proxy materials for that meeting are sent to Shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Trust does not hold regular meetings of Shareholders, no anticipated date for the next meeting can be provided. Any Shareholder wishing to present a proposal for inclusion in the proxy materials for the next meeting of Shareholders should submit the proposal to the Trust in care of GLG Inc. at 390 Park Avenue, 20th Floor, New York, NY 10022.
               Appraisal Rights.
               Shareholders do not have any appraisal rights in connection with the Proposal described in this Proxy Statement.
               Results of Voting.
               Shareholders will be informed of the voting results of the Meeting in the Fund’s semi-annual report, which is expected to be sent to Shareholders on or before January 30, 2012.
SHAREHOLDERS ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees

Orly Lax
Secretary

Dated: June 20, 2011

APPENDIX A
GLG INVESTMENT SERIES TRUST
AUDIT COMMITTEE CHARTER
1. Composition. The Audit Committee (the “Committee”) of the Board of Trustees (the “Board”) of GLG Investment Series Trust (the “Trust”) shall be comprised entirely of members of the Board who are not “interested” persons of the Trust, or the investment adviser or principal underwriter, as defined in the Investment Company Act of 1940, as amended, to the Trust.* The Committee shall appoint its Chairperson.
2. Oversight. The function of the Committee is oversight. Management** and the internal accounting staff are primarily responsible for the preparation of the Trust’s financial statements and the independent auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and internal control, and the independent auditors are primarily responsible for considering such controls in connection with their financial statement audits. The independent auditors for the Trust are accountable to the Board and the Committee. The Committee has the authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, as has the Board.
3. Specific Responsibilities and Powers. The Committee has the responsibility and power to:
               (a) oversee the Trust’s accounting and financial reporting processes and practices, its internal controls and, as appropriate, the internal controls of key service providers;
               (b) approve, and recommend to the Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for the Trust prior to the engagement of such independent auditor;
               (c) pre-approve all audit and non-audit services provided to the Trust by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Committee is informed of each service;
               (d) pre-approve all non-audit services provided by the Trust’s independent auditor to the Trust’s investment adviser and any entity controlling, controlled by, or under

*	References herein to the Trust shall be deemed to refer to each series of the Trust as required or otherwise appropriate.

**	For purposes of this Charter, the term management means the appropriate officers of the Trust, and its investment adviser(s), administrator(s) and other key service providers (other than the independent auditors). Also, for purposes of this Charter, the phrase internal accounting staff means the appropriate officers and employees of the Trust, and its investment adviser(s), administrator(s) and other key service providers (other than the independent auditors).

common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust;
               (e) attempt to identify, through reports from the auditor and discussions with management: conflicts of interest between management and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a Trust by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individual auditors are compensated based on selling non-audit services to the Trust;
               (f) (i) ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Trust and (ii) engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors;
               (g) meet with the Trust’s independent auditors and management, including private meetings, as appropriate, to: (i) review the form and substance of the Trust’s financial statements and reports and to report the result of such meetings to the Board; (ii) review the arrangements for and the scope of the annual audit and any special audits or other special services; (iii) discuss any matters of concern arising in connection with audits of the Trust’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audits; (iv) consider the quality and adequacy of the internal accounting staff; (v) consider the independent auditors’ comments with respect to the appropriateness and adequacy of the Trust’s financial policies, procedures and internal accounting controls (including computer system controls and controls over the valuation process and the adequacy of the computer systems and technology used in the Trust’s operations) and review management’s responses thereto; (vi) review the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380) requires discussion; and (vii) review with the independent auditors their opinions as to the fairness of the financial statements;
               (h) consider the effect on the Trust of: (i) any changes in accounting principles or practices proposed by management or the independent auditors; (ii) any changes in service providers, such as fund accountants or administrators, that could impact the Trust’s internal controls; or (iii) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources;
               (i) review the fees charged by the independent auditors for audit and non-audit services;
               (j) to the extent not carried out by the full Board (at a meeting at which the Audit Committee members are present), oversee the Trust’s risk management processes by, among other things, meeting with the Trust’s auditors and overseeing the Trust’s disclosure controls and procedures (including the Trust’s internal controls over financial reporting); and

               (k) report its activities to the Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.
4. Subcommittees. The Committee may form and delegate authority to one or more subcommittees (which may consist of one or more Committee members), as it deems appropriate from time to time. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Committee at its next meeting.
5. Miscellaneous.
               (a) the Committee shall meet at least twice annually, and is empowered to hold special meetings as circumstances require. At any meeting of the Committee, (i) any two members of the Committee or (ii) one member of the Committee if this member is the Chairman of the Committee shall constitute a quorum for the purpose of taking any action. The Committee shall record minutes of its meetings and may invite management, counsel and representatives of service providers to attend meetings and provide information as it, in its sole discretion, considers appropriate.
               (b) the Committee shall be available at all reasonable times to meet with appropriate officers of the Trust, and with internal accounting staff for consultation on audit, accounting and related financial matters.
               (c) the Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.
The Committee shall have such further responsibilities as are given to it from time to time by the Board. The Committee shall consult, on an ongoing basis, with management, the independent auditors and counsel as to legal or regulatory developments affecting its responsibilities.
Approved: July 21, 2010

APPENDIX B
GLG INVESTMENT SERIES TRUST
NOMINATING COMMITTEE CHARTER
I. MEMBERSHIP
A.	The Nominating Committee (“Committee”) of the Board of Trustees (the “Board”) of GLG Investment Series Trust (the “Trust”) shall be composed solely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are appointed by the Board from time to time.

B.	The Committee shall appoint its Chairperson.
II. PURPOSES
A.	The Committee shall oversee the composition of both the Board and the various committees of the Board to ensure that competent and capable candidates fill these positions.

B.	The Committee shall ensure that the selection of each Independent Trustee is conducted in such a fashion so as to enhance the independence of disinterested Trustees whose primary loyalty is to the investors of the Trust.
III. RESPONSIBILITIES AND POWERS
A.	The Committee shall review candidates for, and make nominations of Independent Trustees to the Board, as it deems necessary and otherwise to fill vacancies. The Committee may select candidates from a variety of sources, including management, other Board members, shareholders and third-party search firms. In carrying out this duty, the Committee shall:
(i).	evaluate the candidates’ qualifications, including their character, skills, judgment, business experience and acumen and independence from the Trust’s investment adviser and other principal service providers;

(ii).	select persons who are “independent” in terms of both the letter and the spirit of the 1940 Act and any other applicable laws and regulations;

(iii).	consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Trustees or service providers; and

C-1

(iv).	consider the particular individual professional background of each candidate and assess how it would fit into the mix of experiences represented by the then-current Board.
B.	The Committee may periodically review the composition of the Board, including its size and mix of skill sets, experience and background, and determine whether for any reason it may be appropriate to add new Trustees or to reconstitute committees.

C.	The Committee may make recommendations with regard to the tenure of the Independent Trustees, including any term limits and/or mandatory retirement age.

D.	The Committee shall be responsible for evaluating the performance of the Board and its committees in such manner and at such time as it deems necessary, with a view towards enhancing their effectiveness.
IV. PROCEDURAL MATTERS
A.	The Committee shall review its operations periodically and recommend changes to this Charter to the Board as appropriate.

B.	The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any third-party search firms’ experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Trust.

C.	All Committee determinations are subject to the approval of the Board, including a majority of the Independent Trustees.
Adopted: July 21, 2010

C-2

FORM OF PROXY
GLG INVESTMENT SERIES TRUST
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS
July 20, 2011
This proxy is solicited on behalf of the Board of Trustees of GLG Investment Series Trust (the “Trust”) for the Meeting of Shareholders (the “Meeting”) and relates to the proposal with respect to the Trust.
The undersigned hereby appoints Orly Lax and Jordan Allen and each of them, proxies for the undersigned (the “Proxies”), with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest in the Trust (“Shares”) which the undersigned is entitled to vote at the Meeting to be held at 12:30 p.m. (Eastern time), on Wednesday, July 20, 2011, at the offices of Man Investments Inc., One Rockefeller Plaza, 16th floor, New York, New York 10020, and any adjournment thereof.
YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” EACH OF THE NOMINEES FOR TRUSTEE, WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
GLG INVESTMENT SERIES TRUST
Your vote is important. You may receive additional proxies in respect of other Shares that you hold. These are not duplicates; you should sign and return each Proxy Card or vote each proxy electronically in order for your votes to be counted.
The Board of Trustees (the “Board”) of GLG Investment Series Trust (the “Trust”) recommends that you vote FOR the following proposals:
1.	To elect three nominees to serve as Trustee of the Trust:

	FOR	WITHHOLD
a. John B. Rowsell	[ ]	[ ]

b. Marvin L. Damsma	[ ]	[ ]

c. Dale M. Hanson	[ ]	[ ]
2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.
               Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If member is a corporation or partnership, please sign in full corporate or partnership name by authorized person.
               If this proxy is properly executed and received by the Trust prior to the meeting, the Shares in the Trust represented hereby will be voted in the manner directed above. If no directions are given, this proxy will be voted “FOR” each of the matters set forth above, in accordance with the Trustees’ recommendations, and at the discretion of the Proxies on other matters that may properly come before the meeting.

The undersigned hereby acknowledges receipt of the notice of meeting of Shareholders and the proxy statement, dated June 20, 2011.

Signature (PLEASE SIGN WITHIN BOX)	Date

Signature (Joint Owners)	Date